UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C. 20549

                           FORM 8-K

                        CURRENT REPORT
             PURSUANT TO SECTION 13 or 15(d) OF THE
                SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported):
            December 22, 2005 (December 21, 2005)

                          Ennis, Inc.

   (Exact Name of Registrant as Specified in Its Charter)

          Texas            1-5807          75-0256410
       -----------       ---------       --------------
    (State or Other     (Commission      (IRS Employer
    Jurisdiction of     File Number)  Identification No.)

     Incorporation)

        2441 Presidential Pkwy
           Midlothian, Texas                  76065
      ---------------------------           ----------
        (Address of Principal               (Zip Code)
          Executive Offices)

     Registrant's Telephone Number, Including Area Code:
                       (972) 775-9801

                            N/A
 (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.  Results of Operations and Financial Condition. *

      On  December  21,  2005,  Ennis,  Inc.   issued  a  press
release announcing its financial results for the three and nine months ended November 30, 2005. A copy of the press release is attached hereto as Exhibit 99.1.

* The information furnished under Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01.  Financial Statements and Exhibits

(c) Exhibits.


         Exhibit No.              Description
         ----------   -----------------------------------------
            99.1       Ennis,  Inc.   press   release   dated
                       December   21,   2005  announcing  its
                       financial  results  for  the three and
                       nine  months  ended  November 30, 2005
                       (furnished pursuant to Item 2.02 of
                       Form 8-K).




                                     SIGNATURES

      Pursuant to the  requirements  of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  Ennis, Inc.
Date:  December 22, 2005          By: /s/ Richard L. Travis, Jr.
                                     --------------------------
                                     Richard L. Travis, Jr.
                                     Chief Financial Officer

                              EXHIBIT INDEX

         Exhibit No.              Description
         ----------   -----------------------------------------
            99.1       Ennis,  Inc.   press   release   dated
                       December   21,   2005  announcing  its
                       financial  results  for  the three and
                       nine  months  ended  November 30, 2005
                       (furnished pursuant to Item 2.02 of
                       Form 8-K).


























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